Form N-SAR for First Defined Portfolio Fund, LLC
Fiscal period ended 6/30/2007

Sub-Item 77Q(1)(f)



August 28, 2007

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Dear Sirs:

We have read and agree with the comments contained in Sub-Item 77k of Form N-SAR of the First Defined Portfolio Fund.


      Very truly yours,

							/s/ Ernst & Young LLP